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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934


       Date of Report (Date of earliest event reported):
                          August 26, 1999


                         BCSB BANKCORP, INC.
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     (Exact name of registrant as specified in its charter)


       United States            0-24589          52-2108333
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(State or other jurisdiction   (Commission   (I.R.S. employer
    of incorporation)          file number)  identification no.)


4111 E. Joppa Road, Suite 300, Baltimore, Maryland       21236
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(Address of principal executive offices)              (Zip code)


        Registrant's telephone number, including area code:
                          (410) 256-5000


                          Not Applicable
  --------------------------------------------------------------
  (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS
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     On August 26, 1999, the Board of Directors of the
Registrant announced that it was commencing a stock repurchase program to acquire up to 320,124 shares of its common stock, representing approximately 5% of the outstanding common stock of the Registrant.

     Further information regarding the stock repurchase is set forth in a press release dated August 26, 1999, attached as
Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
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          AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K.

     Exhibit No.           Description
     ----------            -----------

        99                 Press Release, dated August 26, 1999

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   BCSB BANKCORP, INC.



Date:  August 30, 1999         By:  /s/ David M. Meadows
                                    ----------------------------
                                    David M. Meadows
                                    Vice President